NOTE 6. CONVERTIBLE PREFERRED STOCK (Quarterly Report)	9 Months Ended
Sep. 30, 2013
Quarterly Report
NOTE 6. CONVERTIBLE PREFERRED STOCK

6. CONVERTIBLE PREFERRED STOCK

In July 2005 the Company issued 7,171,725 shares of Series A Preferred Stock in payment of services. The issuance had been previously authorized by the Board of Directors. Each share of Series A Preferred Stock has a liquidation preference, in the event of liquidation of the corporation, of $0.001 per share before any payment or distribution is made to the holders of common stock.

During 2008 the Board of Directors approved a reverse split of the stock in which one new share of preferred stock was issued in exchange for each 80 shares of stock outstanding. Accordingly, the total issued of preferred stock was adjusted from 7,171,725 shares to 89,647 shares. The par value and the total authorized shares did not change.

Effective in 2010 the initial issuance of preferred of Series A Preferred can be converted into common stock in the ratio of 15:1. During 2011 the Board of Directors authorized the issuance of an additional 1,400,000 shares of Series A Preferred Stock in payment of a loan from a shareholder in the amount of $64,000 and also in payment of services in the amount of $34,000. These additional shares can be converted to common stock in 2013, and thereafter each share of Series A Preferred is entitled to fifteen votes and shall be entitled to vote on any matters brought to a vote on the common stock shareholder.

During 2012 the Board of Directors authorized the issuance of an additional 1,500,000 shares of Series A Preferred Stock in payment of deferred compensation and current compensation of $161,463.

During 2013 the Board of Directors authorized the issuance of an additional 500,000 shares of Series A Preferred Stock in payment of services of $225,000.